UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2020

Sarepta Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-14895	93-0797222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street Suite 415 Cambridge, MA 02142
(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (617) 274-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 per share	SRPT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into Material Definitive Agreements.

On December 13, 2019, Sarepta Therapeutics, Inc. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with BioPharma Credit PLC, a public limited liability company incorporated under the laws of England and Wales, as the collateral agent and a lender (“BioPharma”) and BioPharma Credit Investments V (Master) LP, a Cayman Islands exempted limited partnership, as a lender (together with BioPharma in its capacity as a lender, and each of their respective successors and assigns at any time party to the Loan Agreement, the “Lenders”). The Loan Agreement provided for a senior secured term loan facility (the “Loan Facility”) of up to $500.0 million, which would be funded in two tranches: (i) a Tranche A Loan in an aggregate principal amount of $250.0 million (the “Tranche A Loan”); and (ii) a Tranche B Loan in an aggregate principal amount of up to $250.0 million (the “Tranche B Loan”). The Company drew the $250.0 million Tranche A Loan in full on December 20, 2019.

On September 24, 2020, the Company entered into a first amendment to loan agreement (the “Amendment”) with BioPharma, in its capacity as the collateral agent, and the Lenders which amends the Loan Agreement. The Amendment increases the aggregate principal amount of the Tranche B Loan under the Loan Facility from $250.0 million to $300.0 million, which the Company has agreed to draw in full if the conditions to funding the Tranche B Loan in the Loan Agreement are satisfied or waived. In addition, the Amendment extends the maturity date for the Tranche B Loan to December 31, 2024 and increases the funding fee payable to each Lender providing a portion of the Tranche B Loan on the date the Tranche B Loan is funded by 120 basis points to 2.95%.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2020.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sarepta Therapeutics, Inc.

Date: September 25, 2020	By:	/s/ Douglas S. Ingram
Douglas S. Ingram
President and Chief Executive Officer

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